Exhibit 24



                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   George S. Abrams
                                     -----------------------------
                                           George S. Abrams

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   Frank J. Biondi, Jr.
                                     -----------------------------
                                           Frank J. Biondi, Jr.

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   William C. Ferguson
                                     -----------------------------
                                           William C. Ferguson

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   H. Wayne Huizenga
                                     -----------------------------
                                           H. Wayne Huizenga

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   Ken Miller
                                     -----------------------------
                                           Ken Miller

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   Brent D. Redstone
                                     -----------------------------
                                           Brent D. Redstone

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   Sumner M. Redstone
                                     -----------------------------
                                           Sumner M. Redstone

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   Frederick V. Salerno
                                     -----------------------------
                                           Frederick V. Salerno

                                Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Rule 13e-3 Transaction Statement (the "Transaction Statement"), or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Joint Proxy and Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of Viacom Inc.'s (the "Company") Class B Common Stock, 8% exchangeable subordinated debentures and the shares of the Company's Preferred Stock into which such debentures are exchangeable and the 5% subordinated debentures into which such preferred shares are exchangeable, contingent value rights, three year warrants and five year warrants and the shares of Class B Common Stock issuable upon exercise of the three year warrants and the five year warrants (collectively, the "Securities") certain of which are to be issued and certain of which may be issued at the option of the Company in connection with the merger of Paramount Communications Inc., a Delaware corporation ("Paramount"), with and into a subsidiary of the Company, (2) the Registration Statement on Form S-4 included within the Transaction Statement relating to the Securities to be filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended, and with one or more national securities exchange, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statement or amendments thereto, and (3) any documents in connection with the Amended and Restated Agreement and Plan of Merger dated as of February 4, 1994 between the Company and Paramount and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 12th day of April, 1994.



                                     /s/   William Schwartz
                                     -----------------------------
                                           William Schwartz